EXHIBIT 4.4
                                                                     -----------

NAME(S) OF INVESTOR(S)________________                                  COPY NO.


                           XECHEM INTERNATIONAL, INC.

      OFFER OF $1,000,000 OF UNSECURED CONVERTIBLE SUBORDINATED DEBENTURES

                            -----------------------

                             SUBSCRIPTION MATERIALS

                            -----------------------

                                FEBRUARY 1, 2001

                            -----------------------

                             SUBSCRIPTION MATERIALS
                                       FOR
                           XECHEM INTERNATIONAL, INC.

                             SUBSCRIPTION MATERIALS
                             ----------------------

                           XECHEM INTERNATIONAL, INC.
  Aggregate Amount of Offering -- $1,000,000, Which May Increase to $1,500,000;
        Unsecured Convertible Subordinated Debentures (the "Debentures")

                                 How to Invest:
                                 -------------

Purchasers of Debentures must complete, execute and submit all applicable documents contained in these Subscription Materials, together with a check made payable to: XECHEM INTERNATIONAL, INC. in the amount of at least $5,000 in principal amount of Debentures.

Please complete and execute the following documents:

     I.   Subscription Agreement and Subscription Agreement Signature Page

     II.  Purchaser Questionnaire

Please deliver all completed and executed documents (including the Purchaser's check) to Xechem International, Inc., 100 Jersey Avenue, Building B, Suite 310, New Brunswick, New Jersey 08901.

All questions must be answered completely. If the answer to any question is "NONE" or "NOT APPLICABLE," please so state. All information will be kept confidential.

                             SUBSCRIPTION AGREEMENT

                           XECHEM INTERNATIONAL, INC.

                             SUBSCRIPTION AGREEMENT

TO:  XECHEM INTERNATIONAL, INC.
     100 Jersey Blvd., Bldg. B
     Suite 310
     New Brunswick, New Jersey 08901

Gentlemen:

     You have informed me that XECHEM INTERNATIONAL, INC., a Delaware corporation (the "Company"), is to be operated in accordance with the Company's Certificate of Incorporation (the "Certificate") and By-Laws (the "By-Laws"), copies of which are available upon request; that the Company was formed to operate as a holding company for all of the stock of Xechem, Inc. which was organized in March 1990. The Company, through Xechem, Inc., is a development stage biopharmaceutical company currently engaged in research, development and limited production of generic and proprietary drugs from natural sources, all as more fully described in the Form 10-K Annual Report for the year ended December 31, 1999, Quarterly Reports on Form 10-Q for the quarters ending April 30, June 30 and September 30, 2000, Current Reports on Form 8-K dated March 13, 2000 and December 14, 2000 and Proxy Statement for the Company's 2000 Annual Meeting accompanying these subscription materials (the "Investment Materials"); and that a maximum of $1,000,000 in principal amount of convertible subordinated debentures (the "Debentures"), which may be increased to $1,500,000 in principal amount, in the sole discretion of the Company, are being offered by the Company pursuant to the Investment Materials. The Company has also provided me with a Term Sheet for this offering and a copy of a form of Unsecured Convertible Subordinated Debenture which evidences the Company's obligation to the undersigned for repayment of principal and interest. The Offering is being made without a requirement that any minimum principal amount of Debentures be sold.

     The undersigned hereby subscribes for the principal amount of Debentures as set forth at the end of this subscription agreement (the "Subscription Agreement") under the terms and conditions set forth below:

     a)   SUBSCRIPTION.   Subject  to  the  terms  and  conditions  hereof,  the
undersigned   hereby   tenders,   simultaneously   with  the  delivery  of  this
Subscription Agreement, the following:

          i)   payment for at least  $5,000 in principal  amount of  Debentures;
               and

          ii)  an executed Purchaser Questionnaire.

     The aforesaid funds, this Subscription Agreement and the Purchaser Questionnaire shall have been made by delivery of same to the Company, which shall add said funds to its working capital and retain said documents in its permanent records for a period of not less than five years.

     b) ACCEPTANCE OF SUBSCRIPTION. It is understood and agreed that this Agreement is made subject to the following terms and conditions:

          i) The Company shall have the right to accept subscribers in any order it shall determine, or reject this subscription, in whole or in part, for any reason. Any acceptance of this Subscription by the Company will obligate the undersigned to purchase Debentures in the subscription amount from the Company as the Company shall designate.

          ii) The undersigned hereby intends that the signature on the Subscription Agreement Signature Page shall constitute an irrevocable subscription for the principal amount of Debentures specified on the signature page of this Agreement.

     c) REPRESENTATIONS AND WARRANTIES OF THE UNDERSIGNED. The undersigned hereby represents and warrants to the Company that:

          i) The undersigned: (i) has adequate means of providing for his current needs and possible personal contingencies, and he has no need for liquidity of his investment in the Company; (ii) has a net worth sufficient to bear the risk of losing his entire investment; (iii) is able to bear the economic risks of this investment for an indefinite period; (iv) has such knowledge and experience in financial matters that the undersigned is capable of evaluating the relative risks and merits of this investment; and (v) is either an "accredited investor" as such term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended (the "1933 Act") or a non-accredited investor with sufficient net worth to afford a complete loss of his investment, described elsewhere in these Investment Materials.

          ii) The address set forth herein is his true and correct residence, and he has no present intention of becoming a resident of any other state or jurisdiction.

          iii) The undersigned has received, read and reviewed and is familiar with the Investment Materials, and the undersigned confirms that all documents, records and books pertaining to his investment in the Company and requested in writing by the undersigned have been made available or delivered to the undersigned.

          iv) The undersigned has had an opportunity to ask questions of and receive answers from the Company, or a person or persons acting on its behalf, concerning the terms and conditions of this investment.

          v) The undersigned understands that the Debentures have not been registered under the 1933 Act or any state securities acts and are instead being offered and sold in reliance on certain exemptions for private offerings.

          vi) The Debentures for which the undersigned hereby subscribes are being acquired solely for his own account for investment and are not being purchased with a view to or for the resale, distribution, subdivision or fractionalization thereof; he has no present plans to enter into any such contract, undertaking, agreement or arrangement. In order to induce the Company to issue and sell the Debentures subscribed for hereby to the undersigned, it is agreed that the Company will have no obligation to recognize the ownership, beneficial or otherwise, of such Debentures by anyone but the undersigned.

          vii) The undersigned has received, completed and returned to the Company a Purchaser Questionnaire (the "Purchaser Questionnaire") relating to his general ability to bear the risks of an investment in the Company and his suitability as an investor in a private offering, and the undersigned hereby affirms the correctness of his answers to such Purchaser Questionnaire and all other written or oral information concerning the undersigned's suitability provided to the Company by, or on behalf of, the undersigned.

          viii) The undersigned acknowledges and is aware of the following:

               (1) That the Company is a development stage company that has incurred significant net operating losses since inception and the Debentures are speculative investments which involve a high degree of risk of loss by the undersigned of his entire investment in the Company.

               (2) There are substantial restrictions on transfers of the Debentures, including a restriction against transfer without registration under federal and state securities laws or an exemption therefrom; subject to the obligations of the Company set forth in Paragraph 8 of this Agreement, the Debentures will not be registered under the 1933 Act or any state securities laws.

               (3) That no federal or state agency has made any finding or determination as to the fairness of this offering of
                    Debentures for investment or any recommendation or endorsement of the Debentures.

               (4)  That   management  of  the  Company  will  receive   certain
                    compensation as disclosed in the Investment Materials.

               (5) That none of the following have been guaranteed or warranted to him by the Company, its agents or employees or any other person, expressly or by implication:

                    (a) The approximate or exact length of time that he will be required to remain as owner of his Debentures.

                    (b) That the prior performance on the part of the Company or any Affiliate (as defined in Rule 405 under the 1933
                         Act), or employee or of any other person including any predecessor, will in any way indicate the predictable results of the ownership of the Debentures or of the Company.

                    (c) That subscriptions will necessarily be accepted in the order in which they are received.

               (6) That the Company shall incur certain costs and expenses and undertake other actions in reliance upon the irrevocability of the subscription for the Debentures made hereunder.

          ix) The undersigned, if a natural person, is at least 21 years of age and is a bona fide resident and domiciliary of the state set forth in the Questionnaire and has no present intention to become a resident of any other state or jurisdiction.

          x) The undersigned was not induced to invest by any form of general solicitation or general advertising, including but not limited to the following:

               (1) Any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over the television or radio; and

               (2) Any seminar or meeting whose attendees had been invited by any general solicitation or general advertising.

     The foregoing representations and warranties are true and accurate as of the date hereof and shall be true and accurate as of the date of delivery of the Investment Materials and the Purchaser Questionnaire to the Company and shall survive such delivery. If in any respect such representations and warranties shall not be true and accurate prior to delivery of the Investment Materials pursuant to Paragraph 1 hereof, the undersigned shall give written notice of such fact to the Company, specifying which representations and warranties are not true and accurate and the reasons therefore.

     d) INDEMNIFICATION. The undersigned hereby agrees to indemnify the Company and its Affiliates, officers, directors, agents and employees, and hold each of them harmless against any and all loss, damage, liability or expense, including reasonable attorneys' fees, which they or any of them may suffer, sustain or incur by reason of or in connection with any misrepresentation or breach of warranty or agreement made by the undersigned thereto, or in connection with the sale or distribution by the undersigned of the Debentures purchased by the undersigned pursuant hereto in violation of the 1933 Act or any other applicable law.

     e) NO WAIVER. Notwithstanding any of the representations, warranties, acknowledgments or agreements made herein by the undersigned, the undersigned does not thereby or in any other manner waive any rights granted to him under federal or state securities laws.

     f) TRANSFERABILITY. The undersigned agrees not to transfer or assign this Agreement, or any of his interest herein, and further agrees that the assignment and transferability of the Shares acquired pursuant hereto shall be made only in accordance with this Agreement and the terms set forth in the Investment Materials.

     g) REVOCATION. The undersigned acknowledges and agrees that his subscription for Shares, made by the execution and delivery of this Agreement by the undersigned, is irrevocable (except as provided pursuant to the Blue Sky Laws of any states, if applicable) and that such subscription shall survive the death or disability of the undersigned.

     h) REGISTRATION RIGHTS. The Company shall file with the Commission, within six months following the closing of the purchase of at least $200,000 in principal amount of the Debentures, a registration statement for the issuance of the Shares by the Company upon conversion of the Debentures and will use its reasonable best efforts to get this registration statement declared effective as soon as possible. The Company shall bear all expenses incurred in complying with this paragraph 8.

     i)   Miscellaneous.
          -------------

          i) All notices or other communications given or made hereunder shall be in writing and shall be delivered or mailed by registered or certified mail, return receipt requested, postage prepaid, to the undersigned at his address set forth below and to the Company at the address first set forth above.

          ii) Notwithstanding the place where this Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed in accordance with and governed by the laws of the State of New Jersey.

          iii) This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by all parties.

          iv) This Agreement shall be binding upon the heirs, estates, legal representatives, successors and assigns of the parties hereto.

          v) The terms used in this Agreement, if not defined herein, shall have the meanings attributed to such terms in the Investment Materials. All terms used herein shall be deemed to include the masculine and the feminine and the singular and the plural as the context requires.

     j)   NOTICE TO ALL INVESTORS.
          -----------------------

     THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED WITH, OR APPROVED OR DISAPPROVED BY, THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THE MEMORANDUM. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     IN MAKING AN INVESTMENT DECISION INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE COMPANY AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

FOR FLORIDA RESIDENTS ONLY.
--------------------------

     THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE STATE OF FLORIDA. PURSUANT TO THE LAWS OF THE STATE OF FLORIDA, RESIDENTS OF FLORIDA SUBSCRIBING FOR SHARES ARE PERMITTED TO WITHDRAW THEIR SUBSCRIPTIONS UPON WRITTEN (OR TELEGRAPHIC) NOTICE DURING THE THREE (3) DAY PERIOD FOLLOWING THE DATE THEIR SUBSCRIPTIONS ARE MADE.

FOR NEW HAMPSHIRE RESIDENTS ONLY.
--------------------------------

     NEITHER THE FACT THAT A REGISTRATION STATEMENT OR AN APPLICATION FOR A LICENSE HAS BEEN FILED WITH THE STATE OF NEW HAMPSHIRE NOR THE FACT THAT A SECURITY IS EFFECTIVELY REGISTERED OR A PERSON IS LICENSED IN THE STATE OF NEW HAMPSHIRE CONSTITUTES A FINDING BY THE SECRETARY OF STATE THAT ANY DOCUMENT FILED UNDER RSA 421-B IS TRUE, COMPLETE AND NOT MISLEADING. NEITHER ANY SUCH FACT NOR THE FACT THAT AN EXEMPTION OR EXCEPTION IS AVAILABLE FOR A SECURITY OR A TRANSACTION MEANS THAT THE SECRETARY OF STATE HAS PASSED IN ANY WAY UPON THE MERITS OR QUALIFICATIONS OF, OR RECOMMENDED OR GIVEN APPROVAL TO, ANY PERSON, SECURITY OR TRANSACTION. IT IS UNLAWFUL TO MAKE, OR CAUSE TO BE MADE, TO ANY PROSPECTIVE PURCHASER, CUSTOMER OR CLIENT ANY REPRESENTATION INCONSISTENT WITH THE PROVISIONS OF THIS PARAGRAPH.

FOR NEW YORK RESIDENTS ONLY
---------------------------

     THE ATTORNEY GENERAL OF THE STATE OF NEW YORK HAS NOT PASSED ON OR ENDORSED THE MERITS OF THIS OFFERING. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

                           XECHEM INTERNATIONAL, INC.

                      SUBSCRIPTION AGREEMENT SIGNATURE PAGE
                      -------------------------------------

Executed this _____ day of __________, 2001.

Principal Amount of Debentures subscribed for: $__________

Check Appropriate Space:

_____     Individual Ownership

_____     Joint Tenants with Rights of Survivorship (Both parties must sign)

_____     Tenants in Common (Both parties must sign)

_____ Community Property (One signature required if interest held in one name, i.e. managing spouse; two signatures required if interest held in both names)

_____     Corporation (Include Corporate Resolution authorizing signature)

_____ Trust (Indicate name of trust, name of trustee and date trust was formed and include copy of Trust Agreement or other authorization)

_____     Partnership   (Include   copy  of   partnership   agreement  or  other
          authorization)

_____ Limited Liability Company (Include copy of operating agreement or other authorization)

Please PRINT here the exact name investor desires on documents evidencing ownership of the Debentures:

--------------------------------------------------------------------------------

Investor State of Residence (Principal place of business if a corporation, partnership or trust):

--------------------------------------------------------------------------------

Investor #1 PRINT or TYPE Name:

     Social Security or Tax I.D. Number:
                                        ----------------------------------------
     Address:
             -------------------------------------------------------------------
     City, State, Zip:
                      ----------------------------------------------------------
     Home Telephone Number:
                           -----------------------------------------------------

Investor #2 PRINT or TYPE NAME:

     Social Security or Tax I.D. Number:
                                        ----------------------------------------
     Address:
             -------------------------------------------------------------------
     City, State, Zip:
                      ----------------------------------------------------------
     Home Telephone Number:
                           -----------------------------------------------------

                            [Continued on Next Page]

SIGNATURE(S) OF INVESTOR(S) AND CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER

(1) Under the penalties of perjury, I certify that the information and taxpayer identification number provided herein, if applicable, is true, correct and complete.

(2) Please check this box if you are subject to a 20% backup withholding under the provisions of Section 3406(a)(1)(C) of the Internal Revenue Code. [ ]

For Individuals:

     Investor #1:

     Print Name:
                ---------------------------------

     Investor #2:

     Print Name:
                ---------------------------------

For Entities:

     Entity Name

     By:
        -----------------------------------------
          Title:
                ---------------------------------

Approved and accepted this ___ day of __________, 2001.


                                        XECHEM INTERNATIONAL, INC.

                                        By:
                                           -------------------------------------
                                             Title:
                                                   -----------------------------

                             PURCHASER QUESTIONNAIRE

                           XECHEM INTERNATIONAL, INC.

                             PURCHASER QUESTIONNAIRE

                                  Introduction
                                  ------------

                              Please read carefully

     The purpose of the Questionnaire is to assure XECHEM INTERNATIONAL, INC. (the "Company") that (i) an investment in the Company by the subscriber is suitable in light of his personal, financial and tax positions, (ii) the subscriber, has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the investment, and
(iii) the subscriber will meet the standards imposed by state securities laws and/or Regulation D, promulgated under the Securities Act of 1933, as amended (the "1933 Act"), since the Debentures will not be registered under the 1933 Act and will not be registered under applicable state securities laws.

     The subscriber must understand that all answers will at all times be kept strictly confidential. However, by signing this Questionnaire, the subscriber agrees that the Company may present this Questionnaire to such parties as the Company deems appropriate if called upon under law to establish the availability under the 1933 Act or state securities laws of an exemption from registration of the private placement.

                                  Instructions
                                  ------------

     ANSWER EACH QUESTION FULLY. IF THE ANSWER TO ANY QUESTION IS "NONE" OR "NOT APPLICABLE," PLEASE SO STATE. YOU MUST SIGN THE QUESTIONNAIRE. PLEASE READ THE FOLLOWING INSTRUCTIONS TO ASCERTAIN WHICH FORMS YOU MUST COMPLETE.

a)   Single Subscribers.

     After you have carefully reviewed the Investment Materials and have decided to subscribe for and purchase Debentures, you must complete and execute the Questionnaire.

b)   Joint Tenants or Co-Tenants.

     i)   Married Couples.

          (1) Only one spouse need complete this document; however, the name, age and social security number of the other spouse should be indicated in response to Question 8.
          (2)  Both spouses must sign.

     ii)  Other.

          (1)  Each joint tenant or co-tenant  must complete and sign a separate
               Questionnaire.   Indicate  which  persons   participated  in  the
               investment decision.

c)   Corporations.

     i) This document must be completed by an authorized officer of the corporate investor.

     ii) The officer must print the name of the corporation above the signer's signature and sign the document, indicating the signer's corporate office after the signer's name.

     iii) The corporate certificate which follows the Questionnaire must be completed.

d)   Partnerships.

     i) The Questionnaire must be completed for the investing partnership by the partner(s) required to authorize an investment in the Company.

     ii) Each signing partner must indicate the partner's name as well as the partnership name in response to Question 7 of this document.

     iii) Each signing partner should sign the partner's name to this document.

     (d) The partnership certificate which follows the Questionnaire must be completed and executed by all signing partners.

e)   Trusts.

     i) If the trust proposing to invest is the taxpaying entity with respect to this investment then the trustee must complete and execute the Questionnaire.

     ii) If the trust is the taxpaying entity and the trustee completes and executes the Questionnaire,

          (1) the trustee must indicate the trustee's name as well as the trust name in response to Question 7,
          (2) the trust certificate which follows the Questionnaire must be completed, and
          (3)  a copy of the trust agreement must be furnished.

     iii) If the trust is not the taxpaying entity and the taxpayer completes and executes the Questionnaire,

          (1) the taxpayer must indicate the taxpayer's name as well as the trust name in response to Question 7 of this document,
          (2)  the taxpayer must sign the taxpayer's name to this document,
          (3) the trust certificate which follows the Questionnaire must be completed, and
          (4)  a copy of the trust agreement must be furnished.

f)   Limited Liability Companies.

     i)   The  Questionnaire   must  be  completed  for  the  investing  limited
          liability   company  by  the  manager(s)   required  to  authorize  an
          investment in the Company.

     ii) Each signing manager must indicate the manager's name as well as the limited liability company name in response to Question 7.

     iii) Each signing manager should sign the manager's name to the document.

     iv)  The  limited   liability   company   certificate   which  follows  the
          Questionnaire must be completed and executed by all signing managers.

g)   Additional Information.

     For corporations, partnerships, limited liability companies or trusts, please list the name of the entity and the name of individual completing this Questionnaire.

     If you have any questions concerning the information requested, you are encouraged to consult your own attorney or accountant. If you have further questions, you may contact XECHEM INTERNATIONAL, INC., c/o Dr. Ramesh Pandey, 100 Jersey Avenue, Bldg. B, Suite 310, New Brunswick, NJ 08901-3279 (telephone:
732-247-3300).

                 ALL INFORMATION WILL BE TREATED CONFIDENTIALLY
                 ----------------------------------------------

                              PLEASE PRINT OR TYPE
                              --------------------

                               GENERAL INFORMATION

h)   Name/Social Security or Tax I.D. Number/Age:
     -------------------------------------------

                               SOCIAL SECURITY OR
                NAME            TAX I.D. NUMBER            AGE
                ----------------------------------------------

     Investor 1:               /                          /
                ----------------------------------------------

     Investor 2:               /                          /
                ----------------------------------------------

                    Investor 1:              Investor 2:

                          Mr.                      Mr.
                       ---                      ---
                          Miss                     Miss
                       ---                      ---
                          Mrs.                     Mrs.
                       ---                      ---
                          Ms.                      Ms.
                       ---                      ---
                          Dr.                      Dr.
                       ---                      ---

i)   Home Address:
                  --------------------------------------------------------------

j)   Home Telephone (with area code):
                                     -------------------------------------------

k)   Business Address:
                      ----------------------------------------------------------

l)   Business Telephone (with area code):
                                         ---------------------------------------

     Send Mail to:         Home               Business
                      -----              -----

                    INFORMATION CONCERNING PLACE OF RESIDENCE
                    -----------------------------------------

     List the state(s) in which you have maintained your principal residence during the past year and the dates during which you resided in each state in the space provided below:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

m) Do you maintain a house or apartment in any other state? If yes, in which state(s)?
              ------------------------------------------------------------------

n)   In which state do you pay income taxes?
                                            ------------------------------------

o)   In which state do you hold a driver's license?
                                                   -----------------------------

p)   In which state are you registered to vote?
                                               ---------------------------------

                  INFORMATION CONCERNING SUBSCRIBER'S FINANCIAL
                  ---------------------------------------------
                 SITUATION, INVESTMENT KNOWLEDGE AND EXPERIENCE
                 ----------------------------------------------

q)   Occupation:
                ----------------------------------------------------------------

r)   Employer:
              ------------------------------------------------------------------

     If self-employed, provide the following information:

     Name of business:
                      ----------------------------------------------------------

     Length of time engaged in current business:           years
                                                ----------

s) In order to invest in the Debentures of the Company, you must satisfy the requirements of a, b, c, d or e.

     (a) If you are an individual is your net worth greater than $1,000,000? (For purposes of this question, you may INCLUDE your spouse's net worth and may INCLUDE the value of your home, furnishings and automobiles unless otherwise noted.) Yes __ No __

     (b) Was your INDIVIDUAL income during each of the two most recent years in excess of $200,000 or in excess of $300,000 together with your spouse and do you reasonably anticipate that in the current year it will be in excess of said amount? Yes __ No __

     (c) If you are a corporation, partnership or trust, is the amount of your total assets in excess of $5,000,000? Yes __ No __

     (d) If you are an entity, do all of the equity owners meet the suitability standards set forth in (a), (b) or (c) above?
          Yes __   No__

     (e) If you do not meet the criteria set forth in (a), (b), (c) or (d) above, are you a person having such knowledge and experience in financial and business matters that you are capable of evaluating the merits and risks of an investment in the Company and having a net worth of at least four times the amount of Debentures subscribed for herein?
          Yes __   No__

t) Do you have (a) any investments (other than those set forth previously) or contingent liabilities (including liability as an endorser, guarantor, surety, indemnitor, or otherwise); (b) any personal needs or any contemplated changes in your business (such as retirement) which you reasonably anticipate could cause the need in the foreseeable future for cash requirements in excess of cash foreseen to be readily available to you (after giving effect to the costs and illiquidity and possible lack of cash distributions and various other possible results of this investment)?
     Yes __   No__

     If yes, please provide details:
                                    --------------------------------------------

u) Have you ever been subject (voluntarily or involuntarily) to bankruptcy, reorganization or debt restructuring?
     Yes __  No __

     If yes, please provide details:
                                    --------------------------------------------
     ---------------------------------------------------------------------------

v) Are you involved in any litigation as a plaintiff or defendant which, if an adverse decision occurred, would adversely affect your financial condition? Yes __ No __

                                    --------------------------------------------
     ---------------------------------------------------------------------------

w)   Education:

          School        Field of Study        Degree        Year Conferred
          ------        --------------        ------        --------------

          ----------        ----------        ----------

          ----------        ----------        ----------

x)   Investment experience:

     i) Please indicate the frequency of your investment in marketable securities (i.e., those where prices are quoted regularly on exchanges or the over-the-counter market):

              often        occasionally         seldom        never
          ----         ----                 ----          ----

     ii) Please check those of the following types of investments in which you have participated:

          ___  Mutual funds

          ___  Equity securities

          ___ Other private placements of securities sold in reliance upon the non-public offering exemption from registration under the 1933 Act

Date:
      ----------------------------      ----------------------------------------
                                        (Signature)


                                        ----------------------------------------
                                        Signature of Joint Tenant or Co-Tenant,
                                        if applicable

                                        If a  PARTNERSHIP,  CORPORATION,  TRUST,
                                        LIMITED   LIABILITY  or  OTHER   ENTITY,
                                        complete the following:


                                        ----------------------------------------
                                        Print name of entity

                                        ----------------------------------------
                                        Signature of Authorized Signatory

                                        ----------------------------------------
                                        Print name of authorized signatory

                                        ----------------------------------------
                                        Capacity of authorized signatory

                    TO BE COMPLETED ONLY IF DEBENTURES ARE TO
                            BE HELD IN CORPORATE NAME

                              CORPORATE CERTIFICATE
                              ---------------------

     CERTIFICATE OF

                              (Name of Corporation)

     The undersigned, being the (Assistant) Secretary and keeper of the minutes of _____________________________________ _________________________, a
_______________ (State) corporation (the "Corporation"), hereby certifies that the following is a true and complete copy of resolutions duly adopted by the Board of Directors of the Corporation which are in full force and effect and have not been superseded or amended.

     WHEREAS, the Corporation has determined that it is in its best interests to invest in XECHEM INTERNATIONAL, INC., a Delaware corporation (the "Company").

     NOW, THEREFORE, BE IT:

     RESOLVED, that the Corporation hereby is authorized and directed to make an investment with and purchase an interest in the Company of the type and to the extent set forth in that certain subscription agreement (the "Subscription Agreement") which is included with those certain investment materials of the Company.

     FURTHER RESOLVED, that the President or any Vice-President of the Corporation, acting alone, is hereby authorized and directed on behalf of the Corporation to execute and to deliver the Subscription Agreement and all other necessary and appropriate documents as may be required under the terms and conditions of the Subscription Agreement and to take such other necessary and appropriate action, in his or her sole discretion and without further resolution of this Board of Directors to consummate the purchase of Shares in the Company and to effectuate the terms and intent of these resolutions.

     IN WITNESS WHEREOF, I have executed this certificate as the (Assistant) Secretary of the Corporation this _____ day of __________, 2001, and declare that it is truthful and correct.

                                        By:
                                           -------------------------------------
                                           (Assistant) Secretary

                   TO BE COMPLETED ONLY IF DEBENTURES ARE TO
                          BE HELD IN PARTNERSHIP NAME

                            PARTNERSHIP CERTIFICATE
                            -----------------------

     CERTIFICATE OF                                          (the "Partnership")
                   ------------------------------------------
                              (Name of Partnership)

     The undersigned, constituting all of the requisite signatories of the Partnership, a __________ (state) limited/general (strike one) partnership, hereby certify as follows:

     1. That the Partnership commenced business on __________, _______ and was established pursuant to a partnership agreement dated _______________ (the "Agreement").

     2. That a true and correct copy of the Agreement is attached hereto and that, as of the date hereof, the Agreement has not been amended (except as to any attached amendments) or revoked and is still in full force and effect.

     3. That the undersigned partners of the Partnership have determined that an investment in XECHEM INTERNATIONAL, INC. is of benefit to the Partnership and have determined to make such investment on behalf of the Partnership and have full power and authority to do so and thereby bind the Partnership.

     IN WITNESS WHEREOF, we have executed this certificate as the requisite signatories of the Partnership this _____ day of __________, 2001, and declare that it is truthful and correct.

                                        By:
                                           -------------------------------------
                                           Partner

                                        By:
                                           -------------------------------------
                                           Partner

                                        By:
                                           -------------------------------------
                                           Partner

                  TO BE COMPLETED ONLY IF DEBENTURES ARE TO BE
                              HELD IN NAME OF TRUST

                                TRUST CERTIFICATE
                                -----------------

     CERTIFICATE OF

                                 (Name of Trust)

     The undersigned, being the requisite signatories under the terms of that certain Trust Agreement (hereinafter referred to as the "Agreement") of _________________________ (the "Trust"), hereby certify as follows:

     1.   That  the  Trust  was  established  pursuant  to the  Agreement  dated
          ____________________.

     2. That a true and correct copy of the Agreement is attached hereto and that, as of the date hereof, the Agreement has not been amended (except as to any attached amendments) or revoked and is still in full force and effect.

     3. That the undersigned Trustee(s) of the Trust have determined that an investment in, and purchase of, an interest in XECHEM INTERNATIONAL, INC. is of benefit to the Trust and have determined to make such investment on behalf of the Trust and have full power and authority to do so and thereby bind the Trust.

     IN WITNESS WHEREOF, we have executed this certificate as the requisite signatories of the Trust this _____ day of __________, 2001, and declare that it is truthful and correct.

                                        By:
                                           -------------------------------------
                                           Trustee

                                        By:
                                           -------------------------------------
                                           Trustee

                  TO BE COMPLETED ONLY IF DEBENTURES ARE TO BE
                    HELD IN NAME OF LIMITED LIABILITY COMPANY

                      LIMITED LIABILITY COMPANY CERTIFICATE
                      -------------------------------------

     CERTIFICATE OF

                                 (Name of Trust)

     The undersigned, being the requisite signatories under the terms of that certain Limited Liability Company Agreement (hereinafter referred to as the "Agreement") of _________________________ (the "Company"), hereby certify as follows:

     1.   That the  Company was  established  pursuant  to the  Agreement  dated
          _______________.

     2. That a true and correct copy of the Agreement is attached hereto and that, as of the date hereof, the Agreement has not been amended (except as to any attached amendments) or revoked and is still in full force and effect.

     3. That the undersigned Manager(s) of the Company have determined that an investment in, and purchase of, an interest in XECHEM INTERNATIONAL, INC. is of benefit to the Company and have determined to make such investment on behalf of the Company and have full power and authority to do so and thereby bind the Company.

     IN WITNESS WHEREOF, we have executed this certificate as the requisite signatories of the Trust this _____ day of __________, 2001, and declare that it is truthful and correct.

                                        By:
                                           -------------------------------------
                                           Manager

                                        By:
                                           -------------------------------------
                                           Manager